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                                                                  Exhibit 10.11

                     THIRD AMENDMENT TO REVOLVING CREDIT,
                   TERM LOAN AND GOLD CONSIGNMENT AGREEMENT

          Third Amendment dated as of August 26, 1998 (the "Amendment") amending that certain Revolving Credit, Term Loan and Gold Consignment Agreement dated as of December 16, 1996 (as amended and in effect from time to time, the "Credit Agreement"), by and among COMMEMORATIVE BRANDS, INC. (f/k/a Scholastic Brands, Inc.), a Delaware corporation (the "Borrower"), BANKBOSTON, N.A. (f/k/a The First National Bank of Boston and successor by merger to Rhode Island Hospital Trust National Bank), RHODE ISLAND HOSPITAL TRUST NATIONAL BANK, a national banking association, and the other financial institutions listed on Schedule 1 to the Credit Agreement (collectively, the "Banks"); and BANKBOSTON, N.A. as agent for itself and the Banks. Capitalized terms used herein and which are not otherwise defined shall have the respective meanings ascribed thereto in the Credit Agreement.

          WHEREAS, the Borrower and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Amendment;

          NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1.     AMENDMENT TO SECTION 1.1 OF THE CREDIT AGREEMENT.
Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:

               "SHORT TERM REVOLVING CREDIT NOTE. That certain Revolving Credit Note dated as of the date hereof, by and between the Borrower and BankBoston, N.A. in the aggregate principal amount of $8,000,000 which loan is to be guaranteed by Castle Harlan Partners II, L.P."

          SECTION 2.     AMENDMENT TO SECTION 11.4 OF THE CREDIT AGREEMENT.
Section 11.4(f) of the Credit Agreement is hereby amended in its entirety to read as follows:

               "(f) (i) within fifteen (15) days after the end of each calendar month, or at such earlier time as the Agents may reasonably request, (A) a Borrowing Base Report setting forth the Borrowing Base as at the end of such calendar month or other date so requested by the Agents, and (B) a Consigned Precious Metal Report setting forth (1) the amount of Consigned Precious Metal and Borrower's Precious Metal as of the end of such calendar month or other date so requested by the Agents, and (2) a calculation of the Consignment Advance Rate Percentage multiplied by the Fair Market Value of the sum of (y) Borrower's Precious Metal plus (z) Consigned Precious Metal as of the end of such calendar month or other date so requested by the Agents, in each case together with supporting schedules and documentation, with each such Borrowing Base Report and

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     Consigned Precious Metal Report to be accompanied by a certification by the principal financial or accounting officer or treasurer of the Borrower that the information contained therein is true and accurate in all material respects, (ii) not later than Wednesday of each week, or at such earlier time as the Agents may reasonably request, (A) an update of the most recently delivered Borrowing Base Report updating the Borrowing Base as at the end of the previous week or other date so requested by the Agents in form reasonably acceptable to the Agents, and (B) an update of the Consigned Precious Metal Report in form reasonably acceptable to the Agents setting forth (1) the amount of Consigned Precious Metal and Borrower's Precious Metal as of the end of such week or other date so requested by the Agents, and (2) a calculation of the Consignment Advance Rate Percentage multiplied by the Fair Market Value of the sum of (y) Borrower's Precious Metal plus (z) Consigned Precious Metal as of the end of such week or other date so requested by the Agents, in each case together with supporting schedules and documentation, with each such updated Borrowing Base Report and Consigned Precious Metal Report to be accompanied by a certification by the principal financial or accounting officer or treasurer of the Borrower that the information contained therein is true and accurate in all material respects based upon the information then available to him/her and (iii) on each Business Day a report aggregating the Borrower's sales, cash receipts and such other information as may reasonably be requested by the Agent, in a form reasonably acceptable to the Agent;"

          SECTION 3.     AMENDMENT TO SECTION 11.4 OF THE CREDIT AGREEMENT.
Section 11.4 of the Credit Agreement is hereby further amended by adding at the end thereof the following new paragraphs (k) and (l):

               "(k) on or prior to October 31, 1998 the report of the Borrower's consultant hired to evaluate ways to improve the manufacturing efficiencies of the Borrower, in form reasonably satisfactory to the Agent; and

               (l) on or prior to September 30, 1998, the Borrower's fiscal 1998 business plan, in form reasonably satisfactory to Agent."

          SECTION 4.     AMENDMENT TO SECTION 12.1 OF THE CREDIT AGREEMENT.
Section 12.1 of the Credit Agreement is hereby amended by adding paragraph
(z) to read as follows:

               "(z) Indebtedness evidenced by the Short Term Revolving Credit Note (including, without limitation Indebtedness under any indemnification agreement (an "Indemnification Agreement") with any guarantor of such Short Term Revolving Credit Note to the extent that it does not conflict with the provisions of the underlying guarantee)."

          SECTION 5.     AMENDMENT TO SECTION 12.12 OF THE CREDIT AGREEMENT.
Section 12.12 of the Credit Agreement is hereby amended in its entirety to read as follows:

               "12.12 TRANSACTIONS WITH AFFILIATES. The Borrower will not, nor will the Borrower permit or suffer any of its Subsidiaries to, conduct any transactions among themselves or with any Affiliates of the Borrower, other than (a) so long as no Event of

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     Default shall have occurred and be continuing and none would result from the making thereof and the Short Term Revolving Credit Note has been paid in full, payment of the CH Management Fee in an aggregate amount not to exceed $1,500,000 during any fiscal year of the Borrower, PROVIDED that any portion of such amount not paid during any fiscal year may be paid in any subsequent fiscal year, (b) transactions with Oakley Insurance Group regarding the Borrower's insurance policies and coverage upon terms not materially less favorable to the Borrower or such Subsidiary than it could obtain in a comparable arm's-length transaction with a party other than Oakley Insurance Group, (c) a Permitted Preferred Stock Replacement, (d) transactions among the Borrower and its Subsidiaries, (e) any Permitted Employee Stock Repurchases, (f) any Permitted Common Stock Repurchase,
     (g) transactions constituting Investments permitted by Sections 12.3(h) or
     (o) hereof, (h) transactions in the ordinary course of the Borrower's or such Subsidiary's business, consistent with past practices, and upon terms not materially less favorable to the Borrower or such Subsidiary than it could obtain in a comparable arm's-length transaction with a party other than the Borrower, such Subsidiary or such Affiliate and (i) entering into an Indemnification Agreement."

          SECTION 6. ADDITION TO SECTION 12 OF THE CREDIT AGREEMENT. The following new Section 12.15 is hereby added to the Credit Agreement:

               "Section 12.15. SHORT TERM REVOLVING CREDIT NOTE. The Borrower will not amend, supplement, or otherwise modify the terms of the Short Term Revolving Credit Note or prepay, redeem, cause the defeasance of or repurchase the Short Term Revolving Credit Note; PROVIDED, HOWEVER, so long as no Default or Event of Default has occurred and is continuing, the Borrower may make regularly scheduled payments of interest on account of the Short Term Revolving Credit Note; PROVIDED, FURTHER, the Borrower may make principal payments on account of the Short Term Revolving Credit Note so long as (a) no Default or Event of Default exist or would exist after the making of such payment and (b) both before and immediately after the making of such payment, an amount equal to the Borrowing Base MINUS $2,000,000 exceeds the Outstanding Facility."

          SECTION 7. CONDITIONS TO EFFECTIVENESS. This Amendment shall not become effective until the Agent receives a counterpart of this Amendment, executed by the each of the Borrower, the Agent and the Majority Banks.

          SECTION 8. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Borrower contained in the Credit Agreement were true and correct when made and continue to be true and correct on and as of the date hereof as if made on the date hereof except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and to the extent that such representations and warranties relate expressly to an earlier date. No Default or Event of Default has occurred and is continuing.

          SECTION 9. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Amendment shall be read and

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construed as a single agreement.  All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

          SECTION 10. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or the Banks consequent thereon.

          SECTION 11. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

          SECTION 12. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF
MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

          SECTION 13. DESIGNATED SENIOR INDEBTEDNESS. The Indebtedness evidenced by the Short Term Revolving Credit Note constitutes, and the Borrower hereby specifically designates such Indebtedness as, Designated Senior Indebtedness for purposes of the Indenture. The Agent hereby consents to such designation.













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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

COMMEMORATIVE BRANDS, INC. (f/k/a Scholastic
Brands, Inc.)

BY: /s/ C.W. Walls
    ---------------------------------------------
        NAME:  C.W. Walls
        TITLE: Vice-President/Treasurer

BANKBOSTON, N.A. (f/k/a The First National Bank of Boston and successor by merger to Rhode
Island Hospital Trust National Bank), individually and as Agent

BY:  /s/ Robert J. Brandon
    ---------------------------------------------
         NAME:  Robert J. Brandon
         TITLE: Director

LASALLE NATIONAL BANK

BY:  /s/ David P. Gibson
    ---------------------------------------------
         NAME:  David P. Gibson
         TITLE: Vice President

CREDITANSTALT CORPORATE
FINANCE, INC.

BY:  /s/ John G. Taylor
    ---------------------------------------------
         NAME:  John G. Taylor
         TITLE: Senior Associate

BY:  /s/ Robert M. Biringer
    ---------------------------------------------
         NAME:  Robert M. Biringer
         TITLE: Executive Vice President




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FLEET PRECIOUS METALS INC.

BY:  /s/ Stephen F. O'Sullivan
    ---------------------------------------------
         NAME:  Stephen F. O'Sullivan
         TITLE: Vice President

BY:  /s/ Karen M. Sheil
    ---------------------------------------------
         NAME:  Karen M. Sheil
         TITLE: Vice President

HELLER FINANCIAL, INC.

BY:  /s/ Julia F. Maslanka
    ---------------------------------------------
         NAME:  Julia F. Maslanka
         TITLE: Vice President

SANWA BUSINESS CREDIT
CORPORATION

BY:  /s/ Peter W. Skavla
    ---------------------------------------------
         NAME:  Peter W. Skavla
         TITLE: Vice President

UNION BANK OF CALIFORNIA, N.A.

BY:  /s/ Gretchen Wile
    ---------------------------------------------
         NAME:  Gretchen Wile
         TITLE: Loan Officer


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